CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Supplemental Agreement No. 25 to
Purchase Agreement No. 3866 between
The Boeing Company and
Alaska Airlines, Inc.

Relating to Boeing Models 737-8, 737-9, and 737-10 Aircraft

THIS SUPPLEMENTAL AGREEMENT NO. 25 (SA-25), entered into as of
November _26 , 2024, is by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer) (Boeing and Customer collectively, Parties). All capitalized terms used but not defined herein shall have the same meaning as in the Purchase Agreement.

WHEREAS, the Parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (as amended and supplemented, Purchase Agreement) relating to, among other things, Boeing model 737-8 aircraft (737-8 Aircraft), Boeing model 737-9 aircraft (737-9 Aircraft) and Boeing model 737-10 aircraft (737-10 Aircraft), (collectively, Aircraft); and

WHEREAS, Customer has provided notice to Boeing to exercise a total of five (5) 737-10 Option Aircraft with delivery months of one (1) 737-10 Option Aircraft in February, March, April, May and June of 2026 (collectively, Exercised Option Aircraft);

NOW THEREFORE, in    consideration of the mutual covenants herein contained, the Parties agree to amend the Purchase Agreement as follows:

1.Table of Contents
The “Table of Contents” in the Purchase Agreement is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto and incorporated into the Purchase Agreement, to reflect the changes made in this SA-25.
2.Tables and Supplemental Exhibits.

P.A. 3866 ASA

BOEING PROPRIETARY

The Tables and Supplemental Exhibits in the Purchase Agreement are amended as set forth, to incorporate and reflect the changes made in this SA-25.

2.1Table [***] “737-10 Exercised Options” is hereby deleted in its entirety and replaced with a new Table [***] “737-10 Exercised Options” attached hereto that is incorporated into the Purchase Agreement to reflect Exercised Option Aircraft in this SA-25.
2.2Supplemental Exhibit [***] in the Purchase Agreement, entitled “Buyer Furnished Equipment Variables,” is hereby deleted in its entirety and replaced with the revised Supplemental Exhibit [***], attached hereto and incorporated into the Purchase Agreement to reflect Exercised Option Aircraft in this SA-25.
3.Letter Agreement.
3.1Letter Agreement [***] titled [***] (including attachments thereto) is hereby deleted in its entirety and replaced with a revised Letter Agreement [***] (including attachments thereto), attached hereto, to reflect Exercised Option Aircraft in this SA-25.
3.2Letter Agreement [***] titled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement [***] attached hereto, to reflect Exercised Option Aircraft in this SA-25.
3.3Letter Agreement [***] titled [***] is hereby deleted in its entirety and replaced with a revised Letter Agreement [***] attached hereto, to reflect an administrative update.

4.Miscellaneous.
4.1[***]
4.2[***]

EXECUTED IN DUPLICATE as of the day and year first written above and below.

P.A. 3866 ASA

BOEING PROPRIETARY

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

ASA-PA-3866-LA-09441R5 Aircraft Model Substitution

SA-25 Page 4

BOEING PROPRIETARY